UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number                  811-09174
                                  ------------------------------------------


                            Aegis Value Fund, Inc.
----------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              1100 N. Glebe Road, Suite 1040, Arlington, VA  22201
----------------------------------------------------------------------------
                              (Address of principal
                         executive offices) (Zip code)


    William S. Berno, 1100 N. Glebe Rd., Suite 1040, Arlington, VA  22201
----------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:     (703) 528-7788
                                                   -------------------------

Date of fiscal year end:      08/31
                        ------------------

Date of reporting period:    08/31/05
                         -----------------

ITEM 1. REPORTS TO STOCKHOLDERS


Aegis Value Fund, Inc.

Eighth Annual Report

August 31, 2005


Shareholders Letter

October 14, 2005

To the shareholders of the Aegis Value Fund:


We are pleased to present the Aegis Value Fund annual report for the year ended August 31, 2005.

We take this opportunity to provide a brief overview of the objectives and strategy of the Fund.


The Aegis Value Fund seeks to achieve long-term, above market returns while minimizing risk of capital loss. Our strategy is to invest in well-researched, small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we are contrarian, bottom-up stock selectors. We generally buy stocks trading at low price-to-book and price-to-earnings ratios, a segment of the market where academic research shows historical returns to be significantly higher than the overall market. We look for indications of strong corporate governance and ethical stewardship as evidenced by high insider ownership, proper use of corporate profits including bargain-priced share repurchases, and appropriate executive salary and options levels. We tend to purchase companies when they are misunderstood, out of favor, or neglected, and hold these companies until share prices reach our estimates of intrinsic value.


Since inception of the Aegis Value Fund on May 15, 1998, performance has been strong relative to benchmark indices.
The Fund has posted a cumulative gain of 165.0 percent through October 14, 2005, compared to cumulative gains of 88.2 percent in our primary small-cap benchmark, the Russell 2000 Value Index. During this period, the Russell 2000 Index of small-cap stocks posted cumulative gains of 47.3 percent, and the S&P 500 posted cumulative gains of 19.7 percent.*

For the year ended August 31, 2005, the Aegis Value Fund posted a gain of 9.7 percent, versus a gain of 22.6 percent for the Russell 2000 Value Index. The Russell 2000 Index returned
23.1 percent, while the S&P 500 Index returned 12.6 percent.

The majority of our performance shortfall versus the benchmark index during the year resulted from our defensive positioning in cash during a period of continued market exuberance. We also believe performance suffered from our focus on low price-to-book value securities, which resulted in a portfolio underweighted in energy and natural resources during a period of extraordinary strength for these sectors.

The rise in valuations this year continued to be broad: many sectors of the stock market rose in valuation. The breadth of this rise left us with fewer than usual opportunities to invest in securities trading at low price-to-book multiples. Rather than purchase stocks at higher multiples, we continue to conserve cash, anticipating better future investment opportunities. Cash levels in the Fund stand at approximately 30% versus an average of approximately 48.0% through the fiscal year.

For more detailed commentary and analysis of the Fund performance and our outlook on the investing climate, please read our annual
Advisors Report dated August 31, 2005.

We look forward to serving as your investment partner in the coming year.


Aegis Financial Corporation
Scott L. Barbee, CFA
Managing Director, Portfolio Manager



* -   Aegis Value Fund one-year, three year, five year, and since inception (5/15/1998) average annual returns for the period ending September 30, 2005 are 5.9%, 17.2%, 18.0%, and 14.7%
respectively. Returns include reinvestment of dividends and capital gains. Russell 2000 Value Index one-year, three-year, five-year, and since inception (AVALX-5/15/1998) average annual returns for the period ending September 30, 2005 are 17.8%, 24.9%, 15.2%, and 9.7%. All historical performance returns shown in this report are pre-tax returns.
     This report does not constitute an offer or solicitation of any transaction in any securities. The Aegis Value Fund is offered by prospectus only.
     Investors are advised to consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Aegis Value Fund. For a prospectus and more complete information, including charges and expenses, please call us at 1-800-528-3780, or visit our website at www.aegisvaluefund.com where an online prospectus is provided. The prospectus should be read carefully before investing.
     Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call us at 1-800-528-3780 to obtain performance data current to the most recent month-end.






DISCLOSURE OF FUND EXPENSES (UNAUDITED)

As a shareholder of the Fund, you incur ongoing costs,
including management fees and other Fund expenses.   This
example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire semi-annual period, March 1, 2005 - August 31, 2005.

Actual expenses

The table below provides information about actual account values and actual expenses.

[All figures in the following table are for the Aegis Value Fund]

Actual

    Beginning Account Value (03/01/2005)

    $1,000.00

    Ending Account Value (08/31/2005)[1]
    $1,016.35

    Expenses Paid During Period[2]
    $7.16

Hypothetical

    Ending Account Value (08/31/2005)
    $1,018.05

    Expenses Paid During Period[2]
    $7.16


[1] The actual ending account value is based on the actual total return of the Fund for the period
March 1, 2005 to August 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period March 1, 2005 to August 31, 2005 was 1.63%.


[2] Expenses are equal to the Fund annualized expense ratio (1.41%) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period between 03/01/2005 and 08/31/2005).


See performance data disclosure on Page 2.


You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled
Actual Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table above also provides information about hypothetical account values and hypothetical expenses based on the Fund actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees, or redemption fees.


KEY STATISTICS

Results of a $10,000 Investment

[The graph shows the return in dollars of a $10,000 investment in the Aegis Value Fund for the period
5/15/98-8/31/05 compared with the return of the Russell
2000 Value Index for the same period]

          Aegis Value Fund      Russell 2000 Value Index
5/15/98        $10,000                  $10,000
8/31/98        $8,210                   $7,564
8/31/99        $10,990                  $8,629
8/31/00        $11,964                  $9,811
8/31/01        $16,521                  $11,581
8/31/02        $17,760                  $10,933
8/31/03        $21,954                  $13,521
8/31/04        $25,591                  $16,157
8/31/05        $28,070                  $19,810


Average Annual Total Returns (As of August 31, 2005)

                                AVALX    Rus. 2000 Val.


Trailing 5 Year                 18.6%        15.1%
Trailing 3 Year                 16.5%        21.9%
Trailing 1 Year                  9.7%        22.6%
Since inception (May 15, 1998)  15.2%         9.8%


Industry Breakdown

                                   % of Fund assets

Common Stocks
Finance and Real Estate                  14.9%
Industrial Cyclicals                      9.4%
Agriculture                               7.3%
Retail and Entertainment                  7.0%
Transportation                            6.0%
Energy and Natural Resources              4.5%
Basic Materials                           4.4%
Technology                                3.1%
Textiles and Apparel                      2.6%
Capital Goods                             2.1%
Consumer Non-Durables                     1.5%
Consumer Durables                         0.9%
Healthcare                                0.3%
Wholesale and Distribution                0.1%
Commercial Services                       0.0%
Preferred Stocks                          0.3%
Warrants                                  0.0%

Cash and Short-Term Investments          35.6%
                                        ------
Total Assets                            100.0%






Aegis Value Fund, Inc.
Schedule of Portfolio Investments
August 31, 2005


Common Stock - 64.1%                     Shares      Market
                                                     Value


Industrial Cyclicals - 9.4%


Allied Defense Group, Inc.*             210,200  $4,771,540

American Pacific Corp.*(1)              670,534   4,204,248

Ampco-Pittsburgh Corporation             65,000     916,500
International Aluminum Corp.             32,300   1,119,001

Pope & Talbot, Inc.                     254,000   2,844,800

Quipp, Inc.* (1)                         78,300     959,175

Ryerson Tull, Inc. -  Class A (1)     1,710,200  35,127,508

Superior Industries Intl. Inc.          625,600  13,919,600
                                                 ----------
                                                 63,862,372


Wholesale and Distribution - 0.1%


Advanced Marketing Services Inc.*        78,300     391,500

                                                 ----------
                                                    391,500

Finance and Real Estate - 14.9%


Acceptance Insurance Companies, Inc.*   229,400         344

Allmerica Financial Corp.*              224,000   9,119,040
Amnet Mortgage Inc.* (1)                492,421   4,820,802

Boykin Lodging Company *                100,000   1,316,000
California First Natl. Bank Corp. (1)   577,892   7,801,542
First Union Real Estate Equity and
  Mortgage Investment SBI*              593,456   2,818,916
Lodgian Inc.*                           158,300   1,657,401
Medallion Financial Corp.               248,540   2,676,776

Meristar Hospitality Inc.*              653,800   6,014,960
MI Developments Inc.                    123,000   4,065,150

The MIIX Group Inc.* (1)                720,000       9,720

PMA Capital Corp.
  - Class A*(1)                       2,674,157  23,532,582
Prospect Energy Corp.                   283,088   3,227,203
PXRE Group Ltd.                         748,300  17,427,907

SCPIE Holdings, Inc.*(1)                975,000  13,708,500

SWS Group Inc.                          156,000   2,541,240
                                                -----------
                                                100,738,083

Textiles and Apparel - 2.6%

Delta Apparel, Inc.                     342,000   5,301,000
Delta Woodside Industries*(1)           428,700     325,812

Haggar Corporation                      195,863   4,532,270

Nitches, Inc.*                           37,620     188,476
Quaker Fabric Corporation* (1)        1,600,000   5,152,000

Tandy Brands Accessories                182,743   2,010,173
                                                 ----------
                                                 17,509,731


Transportation - 6.0%

Air France ADR*                         436,700   7,166,247
Exide Technologies, Inc.*               600,000   2,658,000

International Shipholding Corp.*         95,700   1,530,243
MAIR Holdings, Inc.*                  1,013,152   9,017,053

National RV Holdings*                   276,300   1,660,563

Sea Containers Ltd. - Class A (1)     1,703,900  18,402,120

                                                 ----------

                                                 40,434,226


Energy & Natural Resources - 4.5%


Alliant Energy Corp.                    160,000   4,808,000

Avista Corporation                       45,800     890,351

Horizon Offshore Inc.*                  653,924     457,747

Idacorp Inc.                             80,800   2,480,560

PNM Resources, Inc.                     255,000   7,542,900

Reliant Resources Inc.*                 690,300   8,628,750

USEC Inc.                               497,250   5,852,633
                                                 ----------
                                                 30,660,941


Commercial Services - 0.0%


LQ Corporation*                          52,115      97,976
                                                  ---------
                                                     97,976

Agriculture - 7.3%


Alliance One International Inc. (1)   6,398,900  25,595,600
The Andersons, Inc.                     324,351   9,749,991

Imperial Sugar (1)                    1,025,000  14,278,250
                                                 ----------
                                                 49,623,841

Consumer Durables - 0.9%

Bassett Furniture Industries, Inc.      306,654   5,814,160

                                                 ----------
                                                  5,814,160


Technology - 3.1%


Audiovox Corporation - Class A*         897,593  16,228,481

IDT Corporation*                         10,000     130,300

IDT Corporation - Class B*               86,000   1,137,780

Integrated Telecom Express Inc.* (2)    308,300      30,830

Pemstar, Inc.* (1)                    3,136,155   3,261,601

Technology Solutions Company*           828,594     281,722
                                                  ---------
                                                 21,070,714


Retail and Entertainment - 7.0%

Books-A-Million Inc.(1)                 918,414   9,450,480

Bowl America Inc. - Class A               9,481     132,165
Dillards Inc. - Class A                 543,600  12,236,436

Duckwall-ALCO Stores, Inc.*             140,100   3,243,315
Luby's, Inc.*                         1,057,267  13,892,488
Marsh Supermarkets, Inc. - Class B      207,409   2,443,278

Nathan's Famous, Inc.*                  132,400   1,204,840
ShopKo Stores, Inc.*                    176,500   4,389,555

Village Super Market Inc.                 9,330     490,665

                                                 ----------
                                                 47,483,222


Basic Materials - 4.4%

Adams Resources and Energy Inc.          38,700     857,979
NewMarket Corp.*                        185,360   3,073,269
Olympic Steel Inc.*                     498,907   8,281,856
Royal Group Technologies*             1,108,100  10,892,623
Steel Technologies                      291,616   6,826,731
                                                 ----------
                                                 29,932,458

Capital Goods - 2.1%

Dominion Homes Inc.* (1)                800,000  13,944,000
                                                 ----------
                                                 13,944,000

Consumer Non-Durables - 1.5%


CPAC, Inc. (1)                          306,998   1,458,241
Enesco Group* (1)                     1,130,400   1,887,768

Head N.V.*                            1,881,000   5,868,720

National Presto Industries, Inc.         15,000     668,850

                                                 ----------
                                                  9,883,579

Healthcare - 0.3%

OCA Inc.*                             1,514,400   1,968,720
                                                 ----------
                                                  1,968,720
                                               ------------

  Total Common Stocks - (Cost $352,072,800)    $433,415,523

                                               ------------

[See explanation of footnotes below]


Preferred Stocks - 0.3%

Glenborough Realty 7.75%
  Convertible Preferred                   5,260    $134,025
La Quinta Properties 9%
  Series A Preferred                     76,800   1,989,427
                                                  ---------
  Total Preferred Stocks - (Cost $1,759,375)      2,123,452

                                                  ---------

Warrants - 0.0%


Air France ADW*                         397,000     158,800
                                                  ---------
  Total Warrants - (Cost $627,260)                  158,800

                                                  ---------


Short-Term Investments - 36.2%      Face Value   Market Value

U. S. Treasury Bill due 9/1/05      $45,000,000  45,000,000

U. S. Treasury Bill due 9/8/05       50,000,000  49,970,675

U. S. Treasury Bill due 9/15/05      50,000,000  49,938,520

U. S. Treasury Bill due 9/29/05      15,000,000  14,961,855

U. S. Treasury Bill due 10/06/05     45,000,000  44,855,487

U. S. Treasury Bill due 10/13/05     40,000,000  39,846,308
                                                -----------
  Total Short-Term Investments
    - (Cost $244,572,845)                       244,572,845
                                                -----------

Total Investments - 100.6%
    - (Cost $599,032,280)#                      680,270,620

                                                -----------
Other Assets and Liabilities - (0.6)%            (4,373,430)
                                                -----------
Net Assets - 100.0%                            $675,897,190
                                               ============


Footnotes:

Definitions of Abbreviations:
  SBI: Shares of Beneficial Interest
  ADR: American Depository receipts
  ADW: American Depositary Warrants

  * Non-income producing securities

  # Aggregate cost for tax purposes of $599,032,280

  (1) Affiliated company - see Note 4
  (2) Company is in liquidation and security is being fair valued by the Board of Directors.


See accompanying notes to the financial statements.








Aegis Value Fund, Inc.
Statement of Assets and Liabilities
August 31, 2005


Assets


Investments in unaffiliated companies/securities
  at market value  (cost $421,614,221)                  $496,350,671


Investments in affiliated companies
  at market value (cost $177,418,059)                    183,919,949
                                                         -----------
Total investments at market value (cost $599,032,280)    680,270,620

Cash				                           1,164,918


Receivable for fund shares sold                              101,621

Receivable for investment securities sold                    226,075


Interest and dividends receivable                            279,398

                                                        ------------
   Total assets                                          682,042,632
                                                        ------------

Liabilities


Payable for investment securities purchased                1,615,220


Payable for fund shares redeemed                           3,682,374

Payable to Investment Advisor                                738,354

Payable to Administrator, Transfer Agent                      87,008

Accrued expenses                                              22,486
                                                          ----------
   Total liabilities                                       6,145,442

                                                          ----------

Net assets (36,802,134 shares of $0.001 par
  value capital stock outstanding;
  100,000,000 shares authorized)                        $675,897,190
                                                        ============


Net assets consist of:

 Capital stock at par value                                  $36,802

 Paid-in capital                                         550,451,729

 Undistributed net investment income                       2,918,408

 Accumulated net realized gain                            41,251,911

 Net unrealized appreciation                              81,238,340

                                                        ------------
Net assets                                              $675,897,190
                                                        ============

Net asset value per share                                     $18.37

                                                              ======


See accompanying notes to the financial statements





Aegis Value Fund, Inc.
Statement of Operations
for the Year Ended August 31, 2005


Investment Income

 Dividends from unaffiliated companies*           $2,471,758

 Dividends from affiliated companies               3,112,301

 Interest                                          7,994,813
                                                  ----------
    Total income                                  13,578,872
                                                  ----------

Expenses

 Investment advisory fees                          9,077,482

 Transfer agency and administration fees           1,153,710

 Registration fees                                    98,262

 Custody fees                                         60,370

 Printing and postage costs                           70,462

 Legal and accounting fees                           119,291

 Directors fees                                       29,918

 Insurance and other                                  33,164
                                                  ----------
     Gross expenses                               10,642,659


 Less: fees paid indirectly                          (41,517)

 Less: fees recaptured by investment advisor          59,322
                                                  ----------
    Net expenses                                  10,660,464
                                                  ----------

Net investment income                              2,918,408

                                                  ----------

Realized and unrealized gain on investments

Net realized gain on investments
 - unaffiliated companies                         39,934,490

Net realized gain on investments
 - affiliated companies                            9,373,089

Change in unrealized appreciation of

investments for the year                          17,107,138
                                                  ----------


Net realized and unrealized gain
 on investments                                   66,414,717

                                                  ----------


Net increase in net assets resulting
 from operations                                 $69,333,125
                                                 ===========


*Net of foreign tax withholdings of $6,089


See accompanying notes to the financial statements









Aegis Value Fund
Statement of Changes in Net Assets
For the Years Ended August 31

                                         2005           2004

                                         ----           ----
Increase in net assets from
 operations

 Net investment income (loss)      $ 2,918,408   ($1,809,863)

 Net realized gain on investments   49,307,579    37,207,610

 Change in unrealized appreciation  17,107,138    29,039,201
                                    ----------    ----------
  Net increase in net assets
   resulting from operations        69,333,125    64,436,948

                                    ----------    ----------

Distributions

 Investment income - net                 -          (288,823)

 Realized capital gains            (37,826,835)  (10,802,270)
                                   ------------   -----------
  Total distributions              (37,826,835)  (11,091,093)

                                   ------------   -----------

Capital share transactions*

 Subscriptions                     225,375,283   551,631,825

 Distributions reinvested           34,350,915    10,198,864

 Redemptions                      (317,572,328) (207,138,493)
                                  ------------- -------------
Total capital share
   transactions                    (57,846,130)  354,692,196
                                  ------------- -------------

  Total increase in net assets     (26,339,840)  408,038,051


Net assets at beginning of year    702,237,030   294,198,979
                                  ------------  ------------


Net assets at end of year         $675,897,190  $702,237,030

                                  ============  ============

Undistributed net investment
 income at end of year              $2,918,408            $0

                                 =============  ============


* - Share information

 Subscriptions                      12,438,936    32,480,885

 Distributions reinvested            1,916,700       617,364

 Redemptions                       (17,553,910)  (12,158,873)
                                   -----------   -----------

    Net increase                    (3,198,274)   20,939,376

                                   ===========   ===========


See accompanying notes to the financial statements







Aegis Value Fund, Inc.
Financial Highlights
For the Years Ended August 31

The table below sets forth the financial data for a share of the Fund outstanding throughout each year presented:

                      2005     2004     2003     2002     2001
                      ----     ----     ----     ----     ----
Per share data:


Net asset value
 - beginning of
  year               $17.56   $15.44  $12.99   $12.12    $9.72



Income from investment operations-


Net investment
 income (loss)         0.08   (0.06)    0.04     0.01(2)  0.09


Net realized and
 unrealized gain on
  investments          1.60    2.59     2.92     0.90     3.25
                      -----   -----    -----    -----    -----
   Total from
    investment
     operations        1.68    2.53     2.96     0.91     3.34
                      -----   -----    -----    -----    -----



Less distributions declared to shareholders-

 Net investment
  income              (0.00)  (0.01)   (0.02)    --(3)   (0.18)

 Net realized
  capital gains       (0.87)  (0.40)   (0.49)   (0.04)   (0.76)
                      -----   -----    -----    -----    -----
   Total
    distributions     (0.87)  (0.41)   (0.51)   (0.04)   (0.94)

                      -----   -----    -----    -----    -----

Net asset value
 - end of year       $18.37  $17.56   $15.44   $12.99   $12.12

                     ======  ======   ======   ======    =====


Total investment
 return                9.7%   16.6%    23.7%     7.5%    37.8%




Ratios (to average net assets)/supplemental data:



Expenses after reimbursement and

  fees paid
  indirectly (1)      1.41%   1.50%    1.50%    1.50%    1.50%


Expenses before reimbursement and
  fees paid
   indirectly         1.41%   1.51%    1.56%    1.54%    2.27%


Net investment
 income (loss)        0.39%  (0.34)%   0.31%    0.04%    0.89%


Portfolio turnover      29%     27%      15%      29%      10%


Net assets at end
 of year (000's)   $675,897  $702,237 $294,199  $154,707  $23,202



(1)Ratio after expense reimbursement/recapture, before fees paid indirectly, is 1.42% in 2005, 1.50% in 2004, 1.51% in 2003,
 1.52% in 2002 and 1.50% in 2001



(2)Based on average shares outstanding during the period


(3)Less than $0.01




See accompanying notes to the financial statements








Aegis Value Fund, Inc.
Notes to Financial Statements
August 31, 2005

1.  The Organization

Aegis Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified open-end management company. The Fund was incorporated
October 22, 1997 in the State of Maryland and commenced operations May 15, 1998. The Fund principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on company book value, revenues, or cash flow. Refer to a current Prospectus for additional information about the Fund.

2.  Summary of Significant Accounting Policies

Security valuation:
Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, or the average of bid and ask price for NASDAQ National Market securities. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Advisor under the supervision of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Fund s NAV may differ from the security s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Federal income taxes:
The Fund s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to shareholders.
Therefore, no federal income tax provision is required.

Expenses paid indirectly:
Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the Fund s custody charges. Custody expense in the statement of operations is presented before the reduction for credits, which were $41,517 for the year ended August 31, 2005.

Distributions to shareholders:
Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Other:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund s understanding of the applicable country s tax rules and rates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the Agreement) with Aegis Financial Corporation (the Advisor) that provides for fees to be computed at an annual rate of 1.20% of the Fund s average daily net assets. The Agreement provides for an expense reimbursement from the Advisor if the Fund expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.50% of the Fund s average daily net assets. The Agreement shall remain in force through March 31, 2006. Either party may terminate the Agreement anytime upon sixty (60) days written notice to the other party. During the year ended August 31, 2005, there were no Advisor reimbursements.

As part of the expense limitation agreement, the Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor provided that such repayment does not cause the Fund expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed 1.50% and the repayment is made within three years after the year in which the Advisor incurred the expense. The Advisor recaptured previously reimbursed amounts of $59,322 during the year ended August 31, 2005. There are no remaining allowable recapturable amounts as of that date.

The Fund has an agreement with BGB Fund Services, Inc. to provide fund accounting, administration, transfer agency and shareholder services to the Fund for a fee of 0.25% on Fund average daily net assets up to $200 million and 0.10% on Fund assets in excess of $200 million.

BGB Securities, Inc., a registered broker/dealer, executes portfolio transactions on behalf of the Fund. Brokerage commissions paid to BGB Securities amounted to $272,406 for the year ended August 31, 2005.

Certain officers and directors of the Fund are also officers and directors of the Advisor, BGB Fund Services, Inc. and
BGB Securities, Inc. The Fund pays each director not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting.

4.  Investment Transactions

Purchases and sales of investment securities were $163,299,869 and $115,034,410 respectively, for the year ended August 31, 2005. The specific identification method is used to determine tax cost basis when calculating realized gains and losses.

5.  Distributions to Shareholders and Tax Components of Net Assets

The tax character of distributions paid during the years ended August 31, 2005 and 2004 were as follows:

	                              2005          2004
Distribution paid from:
  Ordinary income               $3,913,122    $2,164,116
  Long-term capital gain        33,913,713     8,926,977
                                ----------    ----------
                               $37,826,835   $11,091,093
                               ===========    ==========

As of August 31, 2005, the components of net assets on a tax basis were as follows:

Undistributed ordinary income           $ 4,407,057

Undistributed long-term gain 	         39,763,262

Unrealized appreciation 	        119,009,805

Unrealized depreciation 	        (37,771,465)

Shares of capital stock		        550,488,531
                                        -----------
  Total 		            $   675,897,190
                                       ============

Temporary book/tax differences are a result of differing treatments of short-term capital gains.

6.  Investments in Affiliated Companies

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Fund at fiscal year-end are noted in the Fund s schedule of portfolio investments. Transactions during the period with companies which are or were affiliates are as follows:

               Value                                        Value
            Beginning                  Sales    Dividend       End

            of Period   Purchases    Proceeds    Income     of Period


Alliance
One Intl.  $13,668,088 $21,500,555      -       $996,427   $25,595,600

American
Pacific
Corp.        4,995,478      -           -           -        4,204,248


AmNet
Mortgage
Inc.         2,836,743     986,145      -           -        4,820,802

Books
-A-
Million,
Inc.         5,951,636     454,977      -        160,547     9,450,480


Calif.
Fst. Natl.
Bank Corp.   6,947,140     585,919      -      1,247,293     7,801,542

CPAC,
Inc.         1,617,572      -           -         85,959     1,458,241


Delta
Woodside
Indust
-ries          385,830      -           -           -          325,812


Dominion
Homes,Inc.      -       14,376,390      -           -       13,944,000


Enesco
Group           -        4,386,196      -           -        1,887,768

Imperial
Sugar        7,857,670   7,281,204      -        130,852    14,278,250


Lubys,
Inc.*       13,209,950      42,588  12,916,895      -       13,892,488

MIIX
Group
Inc.           126,000      -           -           -            9,720

Pemstar
Inc.            -        4,297,259      -           -        3,261,601


PMA
Capital
Corp. Cl.A  11,343,105   7,783,212      -           -       23,532,582


Prime
Realty
Group
Trust       12,390,938      -       15,650,575      -            -


Quaker
Fabric
Corp.        5,704,324   3,331,781      -           -        5,152,000


Quipp,
Inc.         1,054,701      -           -           -          959,175

Ryerson
Tull Inc.   15,170,098   8,269,904      -        228,265    35,127,508


SCPIE
Holdings     8,716,500      -           -           -       13,708,500

Sea Containers
Ltd. Cl. A   8,018,500  16,770,147      -         99,018    18,402,120


Standard
Commercial
Corp.       14,333,040      -       15,278,148   163,940         -
             ---------   ---------  ----------  --------    ----------

Total     $134,327,313 $90,066,277 $43,845,618 $3,112,301 $197,812,437

           =========== ===========  ========== ==========  ===========

* No longer an affiliate at August 31, 2005.


7.  Change of Independent Registered Public Accounting Firm

On July 28, 2004, Briggs, Bunting & Dougherty, LLP (BBD) was selected to replace PriceWaterhouseCoopers LLP (PWC) as the Fund's independent registered public accounting firm for the 2004 fiscal year. The Trust's selection of BBD was approved by both the Audit Committee and the Board of Directors.

PWC had served as the principal independent registered public accounting firm for the years ending August 31, 2003 and 2002. PWC's report on the Fund's financial statements as of August 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. At the financial statements' date and through the date of the engagement of BBD, there were no disagreements between the Fund and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.







Report Of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Aegis Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Aegis Value Fund, Inc., including the schedule of portfolio investments, as of August 31, 2005, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended August 31, 2003 have been audited by other auditors, whose reports dated October 24, 2003 and September 21, 2001 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United
States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aegis Value
Fund, Inc. as of August 31, 2005, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania
September 29, 2005







Aegis Value Fund, Inc.
Fund Directors and Secretary
August 31, 2005

Fund Directors
                                   Business Experience
                                   and Directorships
Name, Age and Address  Position    During the Past 5 Years
---------------------  --------    -----------------------

William S. Berno*(51)  President,  President and Managing
1100 North Glebe Road  Director    Director of Aegis Financial
Suite 1040                         Corporation since 1994;
Arlington, VA 22201                President and Trustee of the
                                   Aegis Funds since 2003;
                                   President and Director of
                                   the Fund since 1997.

Scott L. Barbee*(34)   Treasurer,  Treasurer and Managing
1100 North Glebe Road  Director    Director of Aegis Financial
Suite 1040                         Corporation since 1997;
Arlington, VA 22201                Treasurer and Trustee of the
                                   Aegis Funds since 2003;
                                   Treasurer and Director of
                                   the Fund since 1997.

Edward P. Faberman(59) Director    Attorney with the firm of
Wiley Rein & Fielding LLP          Wiley Rein & Fielding LLP since
1776 K Street N.W.                 2005; Attorney with the firm of
Washington, DC  20006              Ungaretti & Harris 1996-2005;
                                   Trustee of the Aegis Funds since
                                   2003; Director of the Fund since
                                   1997.

Eskander Matta(35)     Director    Senior VP of Enterprise Internet
Wells Fargo & Co.                  Services, Wells Fargo & Co.
550 California Street              since 2002; Director of
2nd Floor                          Strategic Consulting with
San Francisco, CA                  Cordiant Communications,
94111                              2001-2002; Director of
                                   Strategic Consulting,
                                   Organic,  Inc. 1999-2001;
                                   Trustee of the Aegis Funds since
                                   2003; Director of the Fund
                                   since 1997.

Albert P.
 Lindemann III(43)     Director    Director, Faison
Faison Enterprises                 Enterprises, since 2000;
121 West Trade Street              Trustee of the Aegis Funds
Suite 2550                         since 2003; Director of the Fund
Charlotte, NC  28202               since 2000.


Fund Secretary

Paul Gambal*(46)       Secretary   Chairman, Secretary and
1100 North Glebe Road              Managing Director of
Suite 1040                         Aegis Financial Corporation
Arlington, VA 22201                since 1994; Secretary
                                   of the Aegis Funds since 2003;
                                   Secretary of the Fund since
                                   1997.


* Indicates persons who are affiliated with Aegis Financial
  Corporation, the Fund investment advisor, and are therefore considered to be interested persons under the Investment Company Act of 1940, Section (2)(a).



The Fund Statement of Additional Information includes additional information about Fund directors and is available, without charge, by calling the Fund toll-free phone number,
(800)528-3780.



Shareholder Tax Information
Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund s income and distributions for the taxable year ended August 31, 2005. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2004.

During the fiscal year ended August 31, 2005, the Fund paid distributions per share of $0.09 and $0.78 for ordinary income and long-term capital gains, respectively. During the fiscal year ended August 31, 2005, the Fund paid distributions from ordinary income and long-term capital gains of $3,913,122 and $33,913,713, respectively.



Fund Holdings
The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund s Form N-Q are available without charge, upon request, by contacting the Fund at
(800)528-3780 and on the SEC website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC Public Reference
Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.



Code of Ethics
The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer.
A copy of this code is available without charge by calling the Fund toll-free phone number, (800)528-3780.



Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the Fund toll-free phone number, (800)528-3780.



Board Consideration of Investment Advisory Agreement
The Investment Advisory Agreement between the Fund and the Advisor was most recently renewed at a meeting of the Board held on February 25, 2005. Unless terminated as specified in the Investment Advisory Agreement, the Investment Advisory
Agreement continues in effect for successive periods of twelve months, provided such continuance is specifically approved at least annually (a) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. In connection with its consideration of the adoption of the Investment Advisory Agreement, the Board of Directors requested, and the Advisor provided, information and data relevant to the Board s consideration. The Board reviewed information on expense ratios and management fees for certain comparable funds. The Board discussed the proposed advisory fee of 1.20% of the Fund s average daily net assets and the Expense Limitation Agreement between the Fund and the Advisor, pursuant to which the Advisor has agreed through December 31, 2005 to limit its fee and/or reimburse other expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund to an annual rate of 1.50% (as a percentage of the average daily net assets of the Fund). The Board agreed that the proposed fee structure is reasonable and fair to shareholders. They reviewed the past performance of the Fund and the Advisor, and noted the range of investment advisory and administrative services to be provided by the Advisor to the Fund. The Board took note of the fact that the Advisor has also served as investment advisor to another mutual fund affiliated with the Fund and they noted the level and quality of service provided by the Advisor to that fund.
They also took note of the fact that the Fund is not subject to sales charges or Rule 12b-1 fees. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Directors, including a majority of the Independent Directors, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to approve the agreement.






Aegis Value Fund, Inc.
1100 North Glebe Road, Suite 1040
Arlington, Virginia  22201
Phone:  (800) 528-3780
Fax:  (703) 528-1395
Internet:  www.aegisvaluefund.com

Board of Directors
Scott L. Barbee
William S. Berno
Edward P. Faberman
Albert P. Lindemann III
Eskander Matta

Officers
William S. Berno, President
Scott L. Barbee, Treasurer
Paul Gambal, Secretary

Investment Advisor
Aegis Financial Corporation
1100 North Glebe Road, Suite 1040
Arlington, Virginia  22201

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Independent Auditors
Briggs, Bunting & Dougherty, LLP
Two Penn Center Plaza, Suite 820
Philadelphia, PA 19102-1732

Counsel
Seward & Kissel LLP
1200 G Street N.W.
Washington, DC  20005






ITEM 2.  CODE OF ETHICS

(a)The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(c)The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)The Registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2)Not applicable.

(a)(3)Registrants Audit Committee has determined that it will retain the services of an independent expert when and if such need arises.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $17,500 in 2005 and $17,500 in 2004.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant financial statements and are not reported under paragraph (a) of this Item are NONE.

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $1,500 in 2005 and $1,500 in 2004.

Tax Fees represent tax compliance services and tax consultation provided in connection with the preparation of the Registrants federal income tax and excise tax returns and compliance with IRS regulations.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are NONE.

(e)(1) Disclose the audit committee pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by Briggs Bunting & Dougherty, LLP must be pre-approved by the audit committee. All services performed during 2004 and 2005 were pre-approved by the committee.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b) Not applicable

     (c) 100%

     (d) Not applicable


(f) The percentage of hours expended on the principal accountant s engagement to audit the registrant s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant s full-time, permanent employees was NONE.

(g) The aggregate non-audit fees billed by the registrant s accountant for services rendered to the registrant, and rendered to the registrant s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $12,000 in 2005 and NONE in 2004.

(h) The registrant s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant s independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
        CLOSED-END MANAGEMENT INVESTMENT COMPANIES

        Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
        INVESTMENT COMPANY AND AFFILIATED PURCHASERS

        Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

        Not applicable.

ITEM 10.  CONTROLS AND PROCEDURES

(a)The registrant s principal executive officer and principal financial officer have concluded that the registrant disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)There were no changes in the registrant s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant last fiscal half-year (the registrant second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.



--------------------------------------------------------------------------------

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)Aegis Value Fund, Inc.

By (Signature and Title)* /s/William S. Berno
William S. Berno, President

Date:  November 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/William S. Berno
William S. Berno, President

Date:   November 2, 2005

By (Signature and Title)* /s/Scott L. Barbee
Scott L. Barbee, Treasurer

Date:  November 2, 2005